OneUp Innovations, Inc.

Financial Statements

For the Year Ended June 30, 2007

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
OneUp Innovations, Inc.

We have audited the accompanying balance sheet of OneUp Innovations, Inc. as of June 30, 2007, and the related statement of operations, stockholders’ equity (deficit) and cash flows for the year ended June 30, 2007. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OneUp Innovations, Inc. as of June 30, 2007, and the related statement of operations, stockholders’ equity (deficit) and cash flows for the year ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 11 to the financial statements, the Company has sustained substantial operating losses in recent years and the Company has used substantial amounts of working capital in its operations, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 11.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates, Chartered
Las Vegas, Nevada
March 18, 2009

6490 West Desert Inn Rd, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

OneUp Innovations, Inc.
Balance Sheet
As of June 30, 2007

ASSETS

CURRENT ASSETS

Cash	$135,691
Accounts receivable	219,493
Prepaid expenses	98,147
Inventory	1,190,268
TOTAL CURRENT ASSETS		$1,643,599

PROPERTY AND EQUIPMENT

Office equipment and furniture	154,888
Factory equipment	1,403,722
Computer equipment	384,785
Leasehold improvements	269,582
Less accumulated depreciation	(935,778)
NET PROPERTY AND EQUIPMENT		1,277,199

TOTAL ASSETS		$2,920,798

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Balance Sheet
As of June 30, 2007

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$1,623,229
Accrued payroll and related	105,367
Accrued expenses and interest	132,654
Line of credit	500,000
Current portion of long term debt	163,118
TOTAL CURRENT LIABILITIES		$2,524,368

LONG-TERM LIABILITIES
Leases payable	227,531
Note payable – bank	180,374
Notes payable – related party	705,000
Deferred rent payable	248,222
Less: current portion of long term debt	(163,118)
TOTAL LONG-TERM LIABILITIES		1,198,009

TOTAL LIABILITIES		3,722,377

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock, no par value,
50,000,000 shares authorized,
10,263,300 shares issued and
outstanding on June 30, 2007	599,784
Accumulated deficit	(1,401,363)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)		(801,579)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)		$2,920,798

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Statement of Income
For the Year Ended June 30, 2007

NET SALES	$10,134,022

COST OF GOODS SOLD	6,546,031

GROSS PROFIT		$3,587,991

OPERATING EXPENSES:
Advertising and promotion	1,422,263
Other Selling and Marketing	848,403
General and Administrative	1,656,309
Depreciation	309,161

Total Operating Expenses		4,236,136

LOSS FROM OPERATIONS		(648,145)

OTHER INCOME (EXPENSE):
Interest Expense, net	(215,982)

Total Other Income (Expense), net		(215,982)

NET LOSS BEFORE INCOME TAXES		(864,127)

PROVISION FOR INCOME TAXES		-0-

NET LOSS		$(864,127)

EARNINGS PER SHARE DATA:

Basic Loss per Share		$(0.08)

Weighted Average Number of Shares Outstanding		10,263,300

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Statement of Stockholders’ Equity (Deficit)
For the Year Ended June 30, 2007

	Common Stock Shares	Paid in Capital	Accumulated Deficit	Total Stockholders' Equity (Deficit)

BALANCE – June 30, 2006	10,263,300	$599,784	$(537,236)	$62,548

NET LOSS	-	-	(864,127)	(864,127)

BALANCE – June 30, 2007	10,263,300	$599,784	$(1,401,363)	$(801,579)

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Statement of Cash Flows
For the Year Ended June 30, 2007

OPERATING ACTIVITIES:
Net Loss	$(864,127)
Adjustments To Reconcile Net Loss
To Net Cash Provided By Operating Activities:
Depreciation	309,161
Changes in operating assets and liabilities:
(Increase) Decrease In:
Accounts Receivable	(61,880)
Inventory	114,899
Prepaid expense	(94,778)
Increase (Decrease) In:
Accounts Payable	408,297
Accrued Expenses	96,578
Accrued Payroll & Related	(10,923)
Deferred Rent Payable	152,484
NET CASH PROVIDED BY OPERATING ACTIVITIES	49,711

INVESTING ACTIVITIES:
Investments in equipment	(70,805)
NET CASH USED IN INVESTING ACTIVITIES	(70,805)

FINANCING ACTIVITIES:
Proceeds from capital leases	43,489
Proceeds from unsecured notes	275,000
Principal payments on notes payable and capital leases	(187,168)
NET CASH PROVIDED BY FINANCING ACTIVITIES	131,321

NET INCREASE IN CASH AND CASH EQUIVALENTS	110,227

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	25,464

CASH AND CASH EQUIVALENTS AT END OF YEAR	$135,691

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Non Cash Items:
Additional equipment acquired with direct financing	$-0-
Cash paid during the year for:
Interest	$199,760
Income taxes	-0-

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Notes to the financial statements
June 30, 2007

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - OneUp Innovations, Inc. began operations in 2001 as OneUp Innovations, LLC, a Limited Liability Company. OneUp Innovations, Inc. was incorporated in June 2004, and all assets from the LLC were transferred to the Company.

The Company is a designer and manufacturer of various specialty furnishings. The Company's sales and manufacturing operation are located in the same facility in Atlanta, Georgia. Sales are generated through the internet and print ads. We have a diversified customer base with no one customer accounting for 10% or more of consolidated net sales and no particular concentration of credit risk in one economic sector. Foreign operations and foreign net sales are not material.

Revenue recognition – Revenue is recognized when earned, which typically occurs when an order is placed, shipped and invoiced.

Warranties – The Company provides a 30-day right of exchange or return on all of its products, provided they have not been used.  Exchanges and returns generally result from customers purchasing the wrong size of Liberator shape. Upon receipt of the incorrectly sized product from the customer, they will be sent the correct size.  Total exchanges and returns have historically accounted for less than 2% of sales in any period and, as such, are considered immaterial.

Cash and cash equivalents – For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Property and equipment - Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over estimated service lives for financial reporting purposes.

Principal service lives are:

Factory equipment	7 – 10 years
Computer equipments	5 – 7 years
Software	5 years
Office equipment and furniture	5 – 7 years
Photo studio furniture & equipment	5 years
Leasehold improvements	15 years

Expenditures for major renewals and betterments which extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. When properties are disposed of, the related costs and accumulated depreciation are removed from the respective accounts, and any gain or loss is recognized currently.

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ materially from these estimates.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2007

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Costs - Advertising costs are capitalized and expensed in the period when the advertisements are first aired or distributed to the public. Capitalized advertising expense as of June 30, 2007 was $67,888. Advertising expense for the year ended June 30, 2007 was $1,422,263.

Research and Development - Research and development expenses for new products are expensed as they are incurred. Research and development expense for the year ended June 30, 2007 was $15,570.

Shipping and Handling - Net sales for the year ended June 30, 2007 include amounts charged to customers in the amount of $1,218,052 for shipping and handling charges.

Inventory - All inventories are stated at the lower of cost or market using the first-in, first-out method of valuation.

The Company's inventories consist of the following components at June 30, 2007:

Raw Materials	$498,942
Work in process	168,681
Finished goods	522,645

$1,190,268

Recent Accounting Pronouncements  - In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities—Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value measurements.  The Company will adopt SFAS No. 159 beginning March 1, 2008 and is currently evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements   This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company will adopt this statement March 1, 2008, and it is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2007

NOTE 2 – ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

The allowance for doubtful accounts reflects management's best estimate of probable credit losses inherent in the accounts receivable balance. The Company determines the allowance based on historical experience, specifically identified nonpaying accounts and other currently available evidence. The Company reviews its allowance for doubtful accounts monthly with a focus on significant individual past due balances over 90 days. All other balances are reviewed on a pooled basis. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance sheet credit exposure related to its customers. At June 30, 2007, accounts receivable totaled $219,493 net of $5,740 in the allowance for doubtful accounts.

NOTE 3 – IMPAIRMENT OF LONG-LIVED ASSETS

The Company accounts for impairment of its equipment or leasehold improvements in accordance with SFAS No. 144.  Pursuant to SFAS No. 144, long-lived assets, such as property, plant and equipment and purchased intangibles subject to amortization shall be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized to the extent that the carrying amount exceeds the asset's fair value. Assets to be disposed of and related liabilities would be separately presented in the consolidated balance sheet. Assets to be disposed of would be reported at the lower of the carrying value or fair value less costs to sell and would not be depreciated.  There was no impairment as of June 30, 2007.

NOTE 4 – OFF-BALANCE-SHEET RISK AND CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents. The Company places its cash with a high credit quality financial institution, and as a result feels its exposure to such credit risk is limited. At June 30, 2007, the Company had approximately $39,593 in excess of FDIC insured limits. The Company has not experienced any losses in such accounts.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2007

NOTE 5 – NOTE PAYABLE - BANK

At June 30, 2007, long-term debt consists of the following:

Note payable to Fidelity Bank in monthly installments of $5,364 including interest at 8%, maturing October 25, 2010, secured by equipment	$180,374

Less: current portion	51,871
Long Term Note Payable	$128,503

Schedule of minimum maturities of notes payable subsequent to June 30, 2007 are as follows:

6/30/08	$51,871
6/30/09	56,176
6/30/10	60,838
6/30/11	11,489
$180,374

NOTE 6 – LINE OF CREDIT

The Company has a revolving line of credit with Fidelity Bank in the amount of $500,000.  The Company was not in compliance at June 30, 2007 to the extent that the note required the Company to maintain a tangible net worth of $500,000.  Subsequent to June 30, 2007, the Company signed a renewal note dated August 17, 2007 and maturing on December 31, 2007 that requires the Company to achieve a tangible net worth of $700,000. The creditor waived the financial covenant requirement concerning the tangible net worth through August 8, 2007. Regardless of financial covenants, the Company is current with the principal and interest payments.

The interest rate applied to the unpaid principal balance is one percentage point above prime rate. The balance outstanding at June 30, 2007 is $ 500,000 and the current interest rate being applied to the balance is prime rate plus one which is currently 9.25% with interest being payable monthly.

NOTE 7 – LEASES PAYABLE

The Company has acquired equipment under the provisions of long-term leases. For financial reporting purposes, minimum lease payments relating to the equipment have been capitalized. The leased properties under these capital leases have a total cost of $821,240. These assets are included in the fixed assets listed in Note 1 and include computers, furniture, and equipment. The capital leases have stated or imputed interest rates ranging from 2.4% to 13%.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2007

NOTE 7 – LEASES PAYABLE (continued)

The following is an analysis of the minimum future lease payments subsequent to the year ended June 30, 2007:

2008	$110,511
2009	81,466
2010	24,317
2011	9,668
2012	1,569
Present value of
Capital lease obligations	$227,531
Imputed interest	31,991

Future minimum lease payments	$259,522

NOTE 8 – OPERATING LEASES

The Company leases its facility under a ten year operating lease which was signed in September 2005 and expires December 31, 2015. The lease is on an escalating schedule with the final year on the lease at $34,358 per month. The liability for this difference in the monthly payments is accounted for as a deferred rent liability and the balance in this account at June 30, 2007 is $248,222. The rent expense under this lease for the year ended June 30, 2007 was $323,722.

The lease for the facility requires the Company to provide a standby letter of credit payable to the lessor in the amount of $225,000 until December 31, 2010. The majority shareholder agreed to provide this standby letter of credit on the Company's behalf.  Upon expiration of the initial letter of credit, a letter of credit in the amount of $25,000 in lieu of a security deposit is required to be provided.

The Company leases postal equipment under an operating lease.  The monthly lease amount is $300 per month and the lease expires September 2007.

The Company's future minimum lease payments for the years subsequent to June 30, 2007 are as follow:

2008	$230,879
2009	310,998
2010	349,347
2011	359,987
2012	370,627
Thereafter	1,351,945

Total	$2,973,783

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2007

NOTE 9 – RELATED PARTY TRANSACTION

The Company has a note payable to the majority shareholder in the amount of $310,000 and the majority shareholder's wife in the amount of $395,000 for a total of $705,000. Interest has been accrued by the Company at the prevailing prime rate which is currently at 8.25%. The interest accrued on these notes for the year ended June 30, 2007 was $58,123.  The note is payable upon demand, but is subordinate to the Fidelity line of credit.

NOTE 11 – GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company has sustained substantial operating losses in recent years and the Company has used substantial amounts of working capital in its operations. Further, at June 30, 2007, current liabilities exceeded current assets by $880,769 which raises substantial doubt about the Company’s ability to continue as a going concern.

In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern. These actions include initiatives to increase gross profit margins and reduce expense levels to be better in line with current revenue levels.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations.  However, management cannot provide any assurances that the Company will be successful in accomplishing these plans.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 12 – INCOME TAX

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. At this time, Management believes that it is more likely than not that the deferred tax assets will be utilized.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2007

NOTE 12 – INCOME TAX (continued)

As of June 30, 2007
Deferred tax assets:
Net operating loss carryforwards	$1,750,949

Gross deferred tax assets	560,812
Valuation allowance	(560,812)

Net deferred tax assets	$-0-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 45% to pretax income (loss) from continuing operations for the year ended June 30, 2007 due to the following:

2007

Book loss from operations	$342,359
Valuation (allowance)	(342,359)
Net tax benefit	$-0-

At June 30, 2007, the Company had net operating loss carry forwards of approximately $1,750,949 that may be offset against future taxable income. The net operating loss carry forwards expire in the year 2024 through 2027.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

NOTE 13 – SEGMENT REPORTING

The Company operates as one reporting segment.

OneUp Innovations, Inc.

Financial Statements

For the Year Ended June 30, 2008

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
OneUp Innovations, Inc

We have audited the accompanying balance sheet of OneUp Innovations, Inc as of June 30, 2008, and the related statements of operations, stockholders’ equity and cash flows for the year ended June 30, 2008. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OneUp Innovations, Inc June 30, 2008, and the related statements of operations, stockholders’ equity and cash flows for the year ended June 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 11 to the financial statements, the Company has sustained substantial operating losses in recent years, has used substantial amounts of working capital in its operations and current liabilities exceed current assets by $622,101, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 11.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates, Chartered
Las Vegas, Nevada
October 17, 2008

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

OneUp Innovations, Inc.
Balance Sheet
As of June 30, 2008

ASSETS

CURRENT ASSETS

Cash	$89,519
Accounts receivable	329,720
Prepaid expenses	112,998
Inventory	1,252,803
TOTAL CURRENT ASSETS		$1,785,040

PROPERTY AND EQUIPMENT

Office equipment and furniture	164,746
Factory equipment	1,451,198
Computer equipment	389,688
Leasehold improvements	292,687

Less accumulated depreciation	(1,244,976)
NET PROPERTY AND EQUIPMENT		1,053,343

TOTAL ASSETS		$2,838,383

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Balance Sheet
As of June 30, 2008

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$1,614,171
Accrued payroll and related	138,078
Accrued expenses and interest	204,966
Revolving line of credit	278,140
Short-term note payable	100,000
Current portion of long term debt	139,159
TOTAL CURRENT LIABILITIES		$2,474,514

LONG-TERM LIABILITIES
Note payable – Equipment	128,787
Leases Payable	141,129
Notes payable – related party	705,000
Unsecured lines of credit	139,149
Deferred Rent Payable	337,155
Less: Current Portion of Long Term Debt	(139,159)
TOTAL LONG-TERM LIABILITIES		$1,312,061

TOTAL LIABILITIES		$3,786,575

STOCKHOLDERS' EQUITY:
Common stock, no par value,
50,000,000 shares authorized,
10,263,300 shares issued and
outstanding on June 30, 2008	599,784
Accumulated deficit	(1,547,976)

TOTAL STOCKHOLDERS' EQUITY		(948,192)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		$2,838,383

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Statement of Income and Accumulated Deficit
For the Year Ended June 30, 2008

NET SALES	$11,750,832

COST OF GOODS SOLD	7,516,733

GROSS PROFIT		$4,234,099

OPERATING EXPENSES:
Advertising and promotion	1,054,959
Other Selling and Marketing	1,019,689
General and Administrative	1,770,128
Depreciation	309,198

Total Operating Expenses		4,153,974

INCOME FROM OPERATIONS		80,125

OTHER INCOME (EXPENSE):
Interest Income	780
Interest Expense	(227,518)

Total Other Income (Expense), net		(226,738)

NET LOSS BEFORE INCOME TAXES		(146,613)

PROVISION (CREDIT) FOR INCOME TAXES		-0-

NET INCOME (LOSS)		$(146,613)

EARNINGS PER SHARE DATA:

Basic Earnings (Loss) per Share		$(0.02)

Weighted Average Number of Shares Outstanding		10,263,300

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Statement of Stockholders' Equity (Deficit)
For the Year Ended June 30, 2008

	Common Stock Shares	Paid in Capital	Accumulated Deficit	Total Stockholders' Equity (Deficit)

BALANCE – June 30, 2007	10,263,300	$599,784	$(1,401,363)	$(801,579)

NET LOSS			(146,613)	(146,613)

BALANCE – June 30, 2008	10,263,300	$599,784	$(1,547,976)	$(948,192)

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Statement of Cash Flows
For the Year Ended June 30, 2008

OPERATING ACTIVITIES:
Net Loss	$(146,613)
Adjustments To Reconcile Net Loss
To Net Cash Provided By Operating Activities:
Depreciation	309,198
(Increase) Decrease In:
Accounts Receivable	(110,227)
Deferred income taxes	-0-
Inventory	(62,535)
Prepaid expense	(14,851)
Increase (Decrease) In:
Accounts Payable	(9,058)
Accrued Expenses	72,312
Accrued Payroll & Related	32,711
Deferred Rent Payable	88,933
NET CASH PROVIDED BY OPERATING ACTIVITIES	159,870

INVESTING ACTIVITIES:
Investments in equipment	(85,342)
NET CASH USED IN INVESTING ACTIVITIES	(85,342)

FINANCING ACTIVITIES:
Proceeds from capital leases	37,556
Borrowings under revolving line of credit	734,968
Proceeds from unsecured notes	247,500
Repayment of line of credit	(965,179)
Principal payments on notes payable and capital leases	(175,545)
NET CASH USED IN FINANCING ACTIVITIES	(120,700)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(46,172)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	135,691

CASH AND CASH EQUIVALENTS AT END OF YEAR	$89,519

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Non Cash Items:
Additional equipment acquired with direct financing	$218,500
Cash paid during the year for:
Interest	$209,528
Income taxes	-0-

The accompanying notes are an integral part of these statements.

OneUp Innovations, Inc.
Notes to the financial statements
June 30, 2008

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - OneUp Innovations, Inc. began operations in 2001 as OneUp Innovations, LLC, a Limited Liability Company. OneUp Innovations, Inc. was incorporated in June 2004, and all assets from the LLC were transferred to the Company.

The Company is a designer and manufacturer of various specialty furnishings. The Company's sales and manufacturing operation are located in the same facility in Atlanta, Georgia. Sales are generated through the internet and print ads. We have a diversified customer base with no one customer accounting for 10% or more of consolidated net sales and no particular concentration of credit risk in one economic sector. Foreign operations and foreign net sales are not material.

Revenue recognition – Revenue is recognized when earned, which typically occurs when an order is placed, shipped and invoiced.

Cash and cash equivalents – For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Property and equipment - Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over estimated service lives for financial reporting purposes.

Principal service lives are:

Factory equipment	7 – 10 years
Computer equipments	5 – 7 years
Software	5 years
Office equipment and furniture	5 – 7 years
Photo studio furniture & equipment	5 years
Leasehold improvements	15 years

Expenditures for major renewals and betterments which extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. When properties are disposed of, the related costs and accumulated depreciation are removed from the respective accounts, and any gain or loss is recognized currently.

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ materially from these estimates.

Advertising Costs - Advertising costs are capitalized and expensed in the period when the advertisements are first aired or distributed to the public. Capitalized advertising expense as of June 30, 2008 was $91,141. Advertising expense for the year ended June 30, 2008 was $1,054,959.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2008

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Research and Development - Research and development expenses for new products are expensed as they are incurred.

Shipping and Handling - Net sales for the year ended June 30, 2008 include amounts charged to customers in the amount of $1,465,262 for shipping and handling charges.

Inventory - All inventories are stated at the lower of cost or market using the first-in, first-out method of valuation.

The Company's inventories consist of the following components at June 30, 2008:

Raw Materials	$561,124
Work in process	152,363
Finished goods	539,316

$1,252,803

Recent Accounting Pronouncements -   In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60”.  SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”.  SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its consolidated financial position, results of operations or cash flows.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2008

 In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment.  In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for “plain vanilla” share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations. This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.  This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2008

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities—Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company will adopt SFAS No. 159 beginning March 1, 2008 and is currently evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements   This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company will adopt this statement March 1, 2008, and it is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

NOTE 2 – ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

The allowance for doubtful accounts reflects management's best estimate of probable credit losses inherent in the accounts receivable balance. The Company determines the allowance based on historical experience, specifically identified nonpaying accounts and other currently available evidence. The Company reviews its allowance for doubtful accounts monthly with a focus on significant individual past due balances over 90 days. All other balances are reviewed on a pooled basis. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance sheet credit exposure related to its customers. At June 30, 2008, accounts receivable totaled $329,720 net of $5,740 in the allowance for doubtful accounts.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2008

NOTE 3 – IMPAIRMENT OF LONG-LIVED ASSETS

The Company accounts for impairment of its equipment or leasehold improvements in accordance with SFAS No. 144.  Pursuant to SFAS No. 144, long-lived assets, such as property, plant and equipment and purchased intangibles subject to amortization shall be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized to the extent that the carrying amount exceeds the asset's fair value. Assets to be disposed of and related liabilities would be separately presented in the consolidated balance sheet. Assets to be disposed of would be reported at the lower of the carrying value or fair value less costs to sell and would not be depreciated.  There was no impairment as of June 30, 2008.

NOTE 4 – OFF-BALANCE-SHEET RISK AND CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents. The Company places its cash with a high credit quality financial institution, and as a result feels its exposure to such credit risk is limited. At June 30, 2008, the Company had no amounts in the financial institution in excess of FDIC insurance limits.

NOTE 5 – NOTES PAYABLE

At June 30, 2008, long-term debt consists of the following:

Note payable to Fidelity Bank in monthly installments of $5,364 including interest at 8%, maturing October 25, 2010, secured by equipment	$128,787

Less: current portion	$56,550
Long Term Debt	$72,237

Schedule of minimum maturities of notes payable over the five years subsequent to June 30, 2008 are as follows:

6/30/09	$56,550
6/30/10	61,244
6/30/11	10,993
$128,787

OneUp Innnovations, Inc.
Notes to the financial statements (continued)
June 30, 2008

NOTE 6 – LINE OF CREDIT

On March 19, 2008, the company entered into a loan agreement for a revolving line of credit with a commercial finance company which provides credit to 85% of accounts receivable aged less than 90 days up to $500,000 and eligible inventory (as defined in the agreement) up to a sub-limit of $220,000, such inventory loan not to exceed 30% of the accounts receivable loan. Borrowings under the agreement bear interest at the Prime rate plus two percent (7 percent at June 30, 2008), payable monthly.

Management believes cash flows generated from operations, along with current cash and investments as well as borrowing capacity under the line of credit and other credit facilities should be sufficient to finance capital requirements required by operations. If new business opportunities do arise, additional outside funding may be required.

NOTE 7 – CAPITAL LEASES

The Company has acquired equipment under the provisions of long-term leases. For financial reporting purposes, minimum lease payments relating to the equipment have been capitalized. The leased properties under these capital leases have a total cost of $858,796. These assets are included in the fixed assets listed in Note 1 and include computers, furniture, and equipment. The capital leases have stated or imputed interest rates ranging from 7% to 21%.

The following is an analysis of the minimum future lease payments subsequent to the year ended June 30, 2008:

2009	$82,609
2010	25,928
2011	17,591
2012	10,891
2013	4,110
Present value of
Capital lease obligations	$141,129
Imputed interest	23,321

Future minimum lease payments	$164,450

NOTE 8 – OPERATING LEASES

The Company leases its facility under a ten year operating lease which was signed in September 2005 and expires December 31, 2015. The lease is on an escalating schedule with the final year on the lease at $34,358 per month. The liability for this difference in the monthly payments is accounted for as a deferred rent liability and the balance in this account at June 30, 2008 is $337,155. The rent expense under this lease for the year ended June 30, 2008 was $323,723.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2008

The lease for the facility requires the Company to provide a standby letter of credit payable to the lessor in the amount of $225,000 until December 31, 2010. The majority shareholder agreed to provide this standby letter of credit on the Company's behalf.  Upon expiration of the initial letter of credit, a letter of credit in the amount of $25,000 in lieu of a security deposit is required to be provided.

The Company leases certain material handling equipment under an operating lease.  The monthly lease amount is $4,082 per month and expires September 2012.

The Company also leases certain warehouse equipment under an operating lease.  The monthly lease is $508 per month and expires February 2011.

The Company also leases certain postage equipment under an operating lease.  The monthly lease is $144 per month and expires January 2013.

The Company's future minimum lease payments for the years subsequent to June 30, 2008 are as follow:

2009	$361,375
2010	405,265
2011	412,858
2012	413,940
2013	381,388
Thereafter	1,013,460

Total	$2,988,286

NOTE 9 – RELATED PARTY TRANSACTION

The Company has a subordinated note payable to the majority shareholder in the amount of $310,000 and the majority shareholder's wife in the amount of $395,000. Interest has been accrued by the Company at the prevailing prime rate which is currently at 5%. The interest accrued on these notes for the year ended June 30, 2008 was $47,576. The accrued interest balance on these notes is $105,699. The note is payable upon demand, but is subordinate to all other credit facilities currently in place.

NOTE 10 – STOCK OPTIONS

The Company has granted the Chief Financial Officer a five-year option to purchase 100,000 shares at an exercise price of $1.00 per share. The option is not currently vested and will become 100% vested on October 1, 2008.

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2008

NOTE 11 – GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company has sustained substantial operating losses in recent years and the Company has used substantial amounts of working capital in its operations. Further, at June 30, 2008, current liabilities exceeded current assets by $689,474.

In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations.  However, management cannot provide any assurances that the Company will be successful in accomplishing these plans.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 12 – INCOME TAX

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. At this time, Management believes that it is more likely than not that the deferred tax assets will be utilized.

As of June 30, 2008
Deferred tax assets:

Net operating loss carry forwards	$2,056,648

Gross deferred tax assets	605,098
Valuation allowance	(605,098)

Net deferred tax assets	$-0-

OneUp Innovations, Inc.
Notes to the financial statements (continued)
June 30, 2008

NOTE 12 – INCOME TAX (continued)

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 45% to pretax income (loss) from continuing operations for the year ended June 30, 2008 due to the following:

2008

Book loss from operations	$65,976
Valuation (allowance)	(65,976)
Net tax benefit	$-0-

At June 30, 2008, the Company had net operating loss carry forwards of approximately $2,056,648 that may be offset against future taxable income. The net operating loss carry forwards expire in the year 2024 through 2028. A tax benefit of $0 was recognized in the year ended June 30, 2008, as Management believes that it is more likely than not that the deferred tax assets will not be utilized.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

NOTE 13 – SUBSEQUENT EVENTS

On July 1, 2008 the Company received $350,000 from a finance company under the terms of a credit facility that is secured by the Company's future credit card receivables.  Terms of the credit facility require repayment on each business day of principal and interest at a daily rate of $1,508 over a twelve month period. The credit facility has a financing fee of 12% (equal to $42,000) on the principal amount, which equates to an effective annual interest rate of 21.1%.  The credit facility is personally guaranteed by the Company's CEO and majority shareholder, Louis Friedman.

NOTE 14 – LIQUIDITY AND CAPITAL RESOURCES

The Company relies primarily on cash generated from its operations, credit facilities and seasonal borrowings to meet its liquidity requirements. Historically, a significant portion of the Company's revenues have been seasonal with approximately 35% of sales recognized in the three months of December, January and February. Accordingly, a disproportionate amount of operating cash flows are generated in the Company's fiscal second and third quarter.  In preparation for the Company's second and third quarter holiday season, the Company significantly increases its inventories, and therefore, corresponding cash requirements during the Company's fourth and first fiscal quarter, peaking within its second fiscal quarter.  Seasonal financing requirements are met under a $500,000 revolving line of credit facility (of which $278,140 was available and utilized on June 30, 2008) and a $350,000 advance against future credit card receipts (see SUBSEQUENT EVENTS section.)  Based on its current operating plan, the Company believes that its sources of available capital are adequate to meet its future cash needs for at least the next 12 months.